EXHIBIT 10.5

[Information indicated with brackets has been excluded from this exhibit because it is not material and would be competitively harmful if publicly disclosed]

060958.0000236 DMS 300520046

JOINT OMNIBUS AMENDMENT NO. 4 TO SERIES 2016-MSRVF1 REPURCHASE AGREEMENT, AMENDMENT NO. 5 TO SERIES 2020-SPIADVF1 REPURCHASE AGREEMENT, AND AMENDMENT NO. 4 TO PRICING SIDE LETTERS

This Joint Omnibus Amendment No. 4 to the Series 2016-MSRVF1 Repurchase Agreement (as defined below), Amendment No. 5 to the Series 2020-SPIADVF1 Repurchase Agreement, and Amendment No. 4 to the Pricing Side Letters (as defined below), is entered into as of June 27, 2023 (collectively, this “Amendment”), among ATLAS SECURITIZED PRODUCTS, L.P. (the “Administrative Agent”), NEXERA HOLDING LLC (“Nexera” or a “Buyer”), CITIBANK, N.A. (“Citibank”), as a buyer (a “Buyer” and together with Nexera, the “Buyers”), and PennyMac Loan Services, LLC (“PLS” or the “Seller”) and acknowledged by PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreements (as defined below).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyers and the Seller are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of February 7, 2023, Amendment No. 3, dated as of March 16, 2023, this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”) and the related Fifth Amended and Restated Pricing Side Letter, dated as of July 30, 2021 (as amended by Amendment No. 1, dated February 10, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of March 16, 2023, this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Pricing Side Letter”) and that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, Amendment No. 4, dated as of March 16, 2023, this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement” and together with Series 2016-MSRVF1 Repurchase Agreement, the “Repurchase Agreements”) and the related Amended and Restated Pricing Side Letter, dated as of July 30, 2021 (as amended by Amendment No. 1, dated February 10, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of March 16, 2023, this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Pricing Side Letter” and together with Series 2016-MSRVF1 Pricing Side Letter, the “Pricing Side Letters”);

WHEREAS, the Administrative Agent, the Buyers and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Repurchase Agreements and the Pricing Side Letters be amended to reflect the certain agreed upon revisions to the terms of the Repurchase Agreements and the Pricing Side Letters;

WHEREAS, the Guarantor is party to that certain Second Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty”), dated as of July 30, 2021, by the Guarantor in favor of the Buyers;

WHEREAS, as a condition precedent to amending the Repurchase Agreements and the Pricing Side Letters, the Buyers have required the Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PNMAC GMSR Issuer Trust, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), Atlas Securitized Products, L.P., as an administrative agent, Goldman Sachs Bank USA, as an administrative agent, and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as February 28, 2018 (as amended by Amendment No. 1, dated as of August 10, 2018, Amendment No. 2, dated as of April 24, 2020, Amendment No. 3, dated as of August 25, 2020, Amendment No. 4, dated as of April 1, 2021, Amendment No. 5, dated as of July 30, 2021, Amendment No. 6, dated as of February 10, 2022, Amendment No. 7, dated as of June 8, 2022, Amendment No. 8, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”), and by the Amended and Restated Series 2020-SPIADVF1 Indenture Supplement, dated February 7, 2023 (as amended by Amendment No. 1, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement”);

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, the Repurchase Agreements and the Pricing Side Letters are Transaction Documents.

NOW THEREFORE, the Administrative Agent, the Buyers and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Repurchase Agreements and the Pricing Side Letters are hereby amended as follows:

SECTION 1.Amendment to the Repurchase Agreements.
(a)Section 1.01 of each Repurchase Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

“Advance Verification Agent Report” has the meaning assigned to such term in the Base Indenture.

“Capital Event” shall occur if Citi Buyer shall have determined that the adoption of or any change in Citi Buyer’s internal policies regarding capital adequacy, or in the interpretation or application thereof, or compliance by Citi Buyer with any internal directive regarding capital adequacy made subsequent to June 27, 2023, shall have the effect of reducing the rate of return on Citi Buyer’s capital as a consequence of its obligations hereunder to a level below that which Citi Buyer could have achieved but for such adoption, change or compliance in Citi Buyer’s capital adequacy policies by an amount deemed by Citi Buyer to be material.

“Capital Event Amortization Period” means, the three hundred sixty-five (365) day period that commences on and follows a Capital Event Notice Date.

“Capital Event Notice Date” means the date on which Citi Buyer provides written notice to Seller and Administrative Agent of the occurrence of a Capital Event.

“Citi Amortization Period” shall mean a Rating Trigger Event Amortization Period or a Capital Event Amortization Period, individually or collectively as the context may require.

“Citi Buyer” means Citibank, N.A., as a buyer under this Agreement.

“DQ2+ Delinquency Ratio” means, as of the first day of any calendar month, with respect to the Servicer, the ratio calculated by Ginnie Mae for monitoring and enforcement purposes equal to (x) the number of Mortgage Loans in the Servicer’s portfolio that are in foreclosure or delinquent (with delinquency being determined in accordance with the provisions of the Ginnie Mae Contract) for two (2) or more months, divided by (y) the total number of Mortgage Loans in the Servicer’s portfolio.

“DQ3+ Delinquency Ratio” means, as of the first day of any calendar month, with respect to the Servicer, the ratio calculated by Ginnie Mae for monitoring and enforcement purposes equal to (x) the number of Mortgage Loans in the Servicer’s portfolio that are in foreclosure or delinquent (with delinquency being determined in accordance with the applicable provision of the Ginnie Mae Contract) for three (3) or more months, divided by (y) the total number of Mortgage Loans remaining in the Servicer’s portfolio.

“DQP Delinquency Ratio”:  As of the first day of any calendar month, the ratio calculated by Ginnie Mae for monitoring and enforcement purposes equal to (x) the aggregate amount of delinquent principal and interest payments (with delinquency being determined in accordance with the provisions of the Ginnie Mae Contract), divided by (y) the aggregate monthly Fixed Installment Control for all Mortgage Pools due to the Servicer.

“Fixed Installment Control” means the scheduled principal and interest due on a Mortgage Pool in a given month.

“Note Rating Agency” has the meaning assigned to such term in the Base Indenture.

“Rating Trigger Event” means any occurrence which results in the failure of the Note to maintain an investment grade rating by a Note Rating Agency.

“Rating Trigger Event Amortization Period” means, the three hundred sixty-five (365) day period that commences on and follows the date on which any Rating Trigger Event occurs.

(b)Section 1.01 of each Repurchase Agreement is hereby amended by deleting the definition of “Required Buyers” in its entirety and replacing it with the following:

“Required Buyers” means, (a) at any time any Obligations are outstanding, Buyers (other than Defaulting Buyers) holding sixty-six and two-thirds percent (66 2/3%) of the Obligations outstanding at such time (excluding the portion of the Obligations owed to a Defaulting Buyer), or (b) at any time there are no Obligations outstanding, “Required Buyers” shall mean the Buyers (other than Defaulting Buyers) holding sixty-six and two-thirds percent (66 2/3%) of Committed Amounts (excluding the Committed Amounts of any Defaulting Buyers); provided that notwithstanding anything contained herein to the contrary during a Citi Amortization Period, the Buyers’ Committed Amounts for purposes of calculating the Required Buyers shall be such Buyers’ Committed Amounts as of the commencement of such Citi Amortization Period.

(c)Section 2.01 of each Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Transactions. Subject to the terms and conditions hereof, Buyers severally, not jointly, agree to enter into Transactions with Seller for a Purchase Price outstanding at any one time not to exceed the Aggregate Committed Amount; however, the Buyers may agree from time to time to enter into Transactions with Seller for a Purchase Price outstanding in excess of the Aggregate Committed Amount but not to exceed the Maximum Purchase Price.  No Buyer shall have any commitment or obligation to enter into a Transaction in connection with the Note to the extent the outstanding Purchase Price related to such Buyer after giving effect to such Transaction exceeds the related Committed Amount for such Buyer.  During the term of this Agreement, Seller may pay the Repurchase Price in whole or in part at any time during such period without penalty, and additional Transactions may be entered into in accordance with the terms and conditions hereof.  Each Buyer’s obligation to enter into Transactions pursuant to the terms of this Agreement shall terminate on the Termination Date.  All Transactions, up to the Maximum Purchase Price, shall be effected by Buyers simultaneously and proportionately to their respective Commitment Share, it being understood that no Buyer shall be responsible for any default by any other Buyer in such other Buyer’s obligation to enter into a Transaction nor shall any Commitment Share of any Buyer be increased or decreased as a result of a default by any other Buyer in such other Buyer’s obligation to enter into a Transaction hereunder, except to the extent agreed to by the non-Defaulting Buyer pursuant to Section 2.02(b). Following the commencement of the Citi Amortization Period, uncommitted Transactions may be effected by Buyers disproportionately without reference to the related Commitment Share.

(d)Section 2.02(b) of each Repurchase Agreement is hereby amended by adding the following sentence at the end of the last paragraph of such Section:

For the avoidance of doubt, no Buyer shall be designated as a Defaulting Buyer based on such Buyer’s failure to enter into Transactions with Seller during a Citi Amortization Period.

(e)Section 5.02 of each Repurchase Agreement is hereby amended by adding each of the following three paragraphs as new subsections at the end of such Section:

Rating Trigger Event. No Rating Trigger Event has occurred.

Capital Event. Citi Buyer has not provided written notice to Seller and Administrative Agent of the occurrence of a Capital Event.

Delinquency Trigger Event. None of the following shall have occurred and/or be continuing:

(i)the Seller’s DQ3+ Delinquency Ratio is greater than 5.00%;
(ii)the Seller’s DQ2+ Delinquency Ratio is greater than 7.50%; or
(iii)the Seller’s DQP Delinquency Ratio is greater than 60%.
(f)Section 6.03 of each Repurchase Agreement is hereby amended by deleting the parenthetical contained in the penultimate sentence of such Section and replacing it with the following:

(including the Advance Verification Agent Report, as delivered on a quarterly or other periodic basis, and all other reports and information delivered by the Issuer, the Administrator or the Indenture Trustee relating to the Note)

(g)Section 6.24(c) of each Repurchase Agreement is hereby amended by deleting the parenthetical contained in such Section and replacing it with the following:

(including the Advance Verification Agent Report, as delivered on a quarterly or other periodic basis, and all other reports and information delivered by the Issuer, the Administrator or the Indenture Trustee relating to the Note)

(h)Section 7.01 of each Repurchase Agreement is hereby amended by adding each of the following two paragraphs as new subsections at the end of such Section:

Rating Trigger Event. To the extent a Rating Trigger Event has occurred and Seller fails to pay the Obligations outstanding on the date of such Rating Trigger Event in full on or before the conclusion of the Rating Trigger Event Amortization Period.

Capital Event. To the extent a Capital Event has occurred and Seller fails to pay the Obligations outstanding on the date of such Capital Event in full on or before the conclusion of the Capital Event Amortization Period.

(i)Section 7.01(b) of each Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Cross Default.  Seller or Affiliates thereof shall be in default under (i) any Program Agreement or any Financing Document; provided that any such default under the Indenture shall constitute an “Event of Default” only if it continues unremedied for a period of two (2) Business Days after a Responsible Officer of Seller obtains actual knowledge of such failure, or receives written notice from Administrative Agent of such default; (ii) any Indebtedness, in the aggregate, in excess of $1 million of Seller or any Affiliate thereof which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, or (iii) any other contract or contracts, in the aggregate in excess of $1 million to which Seller or any Affiliate thereof is a party which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract.

(j)Section 7.03 of each Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Section 7.03 Due and Payable.

(a) Event of Default. Upon the occurrence of any Event of Default which has not been waived in writing by Administrative Agent, Administrative Agent may (or shall, at the direction of the Required Buyers), by notice to Seller, declare all Obligations to be immediately due and payable, and any obligation of Administrative Agent and Buyers to enter into Transactions with Seller shall thereupon immediately terminate.  Upon such declaration, the Obligations shall become immediately due and payable, both as to Purchase Price outstanding and Price Differential, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or other evidence of such Obligations to the contrary notwithstanding, except with respect to any Event of Default set forth in Section 7.01(d), in which case all Obligations shall automatically become immediately due and payable without the necessity of any notice or other demand, and any obligation of Administrative Agent and Buyers to enter into Transactions with Seller shall immediately terminate.  Administrative Agent may (or shall at the direction of the Required Buyers) enforce payment of the same and exercise any or all of the rights, powers and remedies possessed by Administrative Agent and Buyers, whether under this Agreement or any other Program Agreement or afforded by applicable law.

(b) Rating Trigger Event. Upon the occurrence of a Rating Trigger Event, (i) the Obligations outstanding as of such date shall be immediately due and payable in full and Seller shall pay such amounts to the related Buyer on or before the conclusion of the Rating Trigger Event Amortization Period, and (ii) any obligations of any Buyer to enter into any

Transactions with Seller shall thereupon immediately terminate. Upon the conclusion of the Rating Trigger Event Amortization Period, any outstanding Obligations as of such date owed to either Buyer shall become immediately due and payable, both as to Purchase Price outstanding and Price Differential, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or other evidence of such Obligations to the contrary notwithstanding. Each Buyer may enforce payment of the same and exercise any or all of the rights, powers and remedies possessed by such buyer, whether under this Agreement or any other Program Agreement or afforded by applicable law.

(c) Capital Event. On a Capital Event Notice Date, (i) the Obligations outstanding as of such date shall be immediately due and payable in full and Seller shall pay such amounts to the related Buyer on or before the conclusion of the Capital Event Amortization Period, and (ii) any obligation of any Buyer to enter into any Transactions with Seller shall thereupon immediately terminate. Upon the conclusion of the Capital Event Amortization Period, any outstanding Obligations as of such date owed to either Buyer, shall become immediately due and payable, both as to Purchase Price outstanding and Price Differential, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or other evidence of such Obligations to the contrary notwithstanding. Each Buyer may enforce payment of the same and exercise any or all of the rights, powers and remedies possessed by such Buyer, whether under this Agreement or any other Program Agreement or afforded by applicable law.

(k)Section 6.27 of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Hedging.  On each date on which the Officer’s Compliance Certificate is delivered, Seller shall provide to the Administrative Agent and each Buyer, a report comparing the change in mark to market of hedging contracts to the change in mark to market of MSRs across the Seller’s entire portfolio for the prior calendar month.

(l)Exhibit A of the Series 2020-SPIADVF1 Repurchase Agreement is hereby amended by replacing such exhibit in its entirety with Exhibit A attached hereto.
SECTION 2.Amendment to the Pricing Side Letters.
(a)Section 1 of the Series 2016-MSRVF1 Pricing Side Letter is hereby amended by deleting the definitions of “Committed Amount”, “Margin”, “Maximum Purchase Price” and “Termination Date” in their entirety and replacing them with the following:

“Committed Amount” means, with respect to each Buyer, the lesser of (a) the Nexera Committed Amount or (b) Citi’s Committed Amount, in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement.  If a Buyer’s Committed Amount is modified (a “Commitment Modification”), each other Buyer’s Committed Amount shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Committed Amount shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter

Agreement; provided, however, that the aggregate Committed Amount for all Buyers shall not exceed $1,100,000,000 nor shall the individual Committed Amount for any Buyer exceed $550,000,000, at any time.  For the avoidance of doubt, the provisions of Section 2.02(b) shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under the Non-Defaulting Buyer’s Side Letter Agreement.

“Margin” means, (i) with respect to the Note, (A) prior to the occurrence of an Event of Default, [****]% per annum, or (B) upon the occurrence of an Additional Term Note Offering, the margin over the related swap rate in effect for the Term Notes subject to such Additional Term Note Offering plus [****]%, and (ii) with respect to the Note following the occurrence of an Event of Default, the amount calculated pursuant to clause (i) plus an additional [****]% per annum.

“Maximum Purchase Price” means, with respect to each Buyer the lesser of (a) the Nexera Maximum Purchase Price or (b) Citi’s Maximum Purchase Price, in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement.  If a Buyer’s Maximum Purchase Price is modified (a “Maximum Purchase Price Modification”), each other Buyer’s Maximum Purchase Price shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Maximum Purchase Price shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter Agreement; provided, however, that the aggregate Maximum Purchase Price for all Buyers shall not exceed $1,100,000,000 nor shall the individual Maximum Purchase Price for any Buyer exceed $550,000,000 at any time.  For the avoidance of doubt, the provisions of Section 2.02(b) shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under the Non-Defaulting Buyer’s Side Letter Agreement.

“Termination Date” means the earliest of (a) February 7, 2025; (b) the Obligations having become immediately due and payable pursuant to Section 7.03 of the Series 2016-MSRVF1 Repurchase Agreement; (c) upon termination of the Indenture; (d) the Stated Maturity Date of the Notes and (e) at each Buyer’s or Seller’s option pursuant to Section 2.15 of the Series 2016-MSRVF1 Repurchase Agreement.

(b)Section 1 of the Series 2020-SPIADVF1 Pricing Side Letter is hereby amended by deleting the definitions of “Committed Amount,” “Margin,” “Maximum Purchase Price” and “Termination Date” in their entirety and replacing them with the following:

“Committed Amount” means, with respect to each Buyer, the lesser of (a) the Nexera Committed Amount or (b) Citi’s Committed Amount, in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement.  If a Buyer’s Committed Amount is modified (a “Commitment Modification”), each other Buyer’s Committed Amount shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Committed Amount shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter Agreement; provided, however, that the aggregate Committed Amount for all Buyers shall not exceed $600,000,000 nor shall the individual Committed Amount for any Buyer exceed $300,000,000, at any time.  For the avoidance of doubt, the provisions of Section 2.02(b) shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under the Non-Defaulting Buyer’s Side Letter Agreement.

“Margin” means, (i) with respect to the Note, (A) prior to the occurrence of an Event of Default, [****]% per annum, or (B) upon the occurrence of an Additional Term Note Offering, the margin over the related swap rate in effect for the Term Notes subject to such Additional Term Note Offering plus [****]% and (ii) with respect to the Note following the occurrence of an Event of Default, the amount calculated pursuant to clause (i) plus an additional [****]% per annum.

“Maximum Purchase Price” means, with respect to each Buyer the lesser of (a) the Nexera Maximum Purchase Price or (b) Citi’s Maximum Purchase Price, in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement. If a Buyer’s Maximum Purchase Price is modified (a “Maximum Purchase Price Modification”), each other Buyer’s Maximum Purchase Price shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Maximum Purchase Price shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter Agreement; provided, however, that the aggregate Maximum Purchase Price for all Buyers shall not exceed $600,000,000 nor shall the individual Maximum Purchase Price for any Buyer exceed $300,000,000 at any time. For the avoidance of doubt, the provisions of Section 2.02(b) shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under the Non-Defaulting Buyer’s Side Letter Agreement.

“Termination Date” means the earliest of (a) February 7, 2025; (b) the Obligations having become immediately due and payable pursuant to Section 7.03 of the Series 2020-SPIADVF1 Repurchase Agreement; (c) upon termination of the Indenture; (d) the Stated Maturity Date of the Notes and (e) at each Buyer’s or Seller’s option pursuant to Section 2.15 of the Series 2020-SPIADVF1 Repurchase Agreement.

(c)Section 2(i)(c) of each Pricing Side Letter is hereby amended by deleting such Section in its entirety and replacing it with the following:

Maintenance of Liquidity. Seller shall ensure that, at all times, it has cash (other than Restricted Cash) and Cash Equivalents in an amount not less than $100,000,000.

(d)Exhibit A of each Pricing Side Letter is hereby amended by deleting the sentence following “Maintenance of Liquidity.” in its entirety and replacing it with the following:

PLS shall ensure that, at all times, it has cash (other than Restricted Cash) and Cash Equivalents in an amount not less than $100,000,000.

(e)Exhibit A of each Pricing Side Letter is hereby amended by deleting Schedule 1 thereto in its entirety and replacing it with Exhibit B attached hereto.
SECTION 3.Reaffirmation of VFN Repo Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and acknowledges and agrees that the term “Obligations” as used in the VFN Repo

Guaranty shall apply to all of the Obligations of the Seller to the Buyer under each Repurchase Agreement and each Pricing Side Letter and the related Program Agreements, as amended hereby.
SECTION 4.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyers, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers and the Seller.
SECTION 5.Representations and Warranties.  The Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in each Repurchase Agreement and each Pricing Side Letter on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of the each Repurchase Agreement.
SECTION 6.Limited Effect.  Except as expressly amended and modified by this Amendment, each Repurchase Agreement and each Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 7.Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.
SECTION 8.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 9.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE

CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By: /s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Authorized Signatory

[PNMAC GMSR Issuer Trust – Joint Omnibus Amendment to Series 2016-MSRVF1 and Series 2020-SPIADVF1 Repurchase Agreements and Pricing Side Letters]

NEXERA HOLDING LLC, as a Buyer

By: /s/ Steve Abreu
Name: Steve Abreu
Title: CEO

[PNMAC GMSR Issuer Trust – Joint Omnibus Amendment to Series 2016-MSRVF1 and Series 2020-SPIADVF1 Repurchase Agreements and Pricing Side Letters]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Joint Omnibus Amendment to Series 2016-MSRVF1 and Series 2020-SPIADVF1 Repurchase Agreements and Pricing Side Letters]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Joint Omnibus Amendment to Series 2016-MSRVF1 and Series 2020-SPIADVF1 Repurchase Agreements and Pricing Side Letters]

CITIBANK, N.A., as a Buyer

By: /s/ Arunthathei Theivakumaran
Name: Arunthathei Theivakumaran
Title: Vice President

[PNMAC GMSR Issuer Trust – Joint Omnibus Amendment to Series 2016-MSRVF1 and Series 2020-SPIADVF1 Repurchase Agreements and Pricing Side Letters]

EXHIBIT A

EXHIBIT A

FORM OF TRANSACTION NOTICE

Date: [_________]

[ADDRESS]

TRANSACTION NOTICE

Ladies and Gentlemen:

We refer to the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (the “Agreement”), among PennyMac Loan Services, LLC (the “Seller”), the buyers party thereto (“Buyers”) and Atlas Securitized Products, L.P. ( “Administrative Agent”).  Each capitalized term used but not defined herein shall have the meaning specified in the Agreement.  This notice is being delivered by Seller pursuant to Section 2.02 of the Agreement.

Please be notified that Seller hereby irrevocably requests that the Buyers enter into the following Transaction(s) with the Seller as follows:

Funding Date:
Series Invested Amount	$[__]
Note No. [_] – Series Invested Amount	$[__]
	VFN	SPIA VFN Repo
Maximum VFN Principal Balance	$[__]	$[__]
Existing Note Balance Outstanding / Purchase Price	$[__]	$[__]
Additional Balance / Purchase Price Requested	$[__]	$[__]
New Note Balance Outstanding / Purchase Price	$[__]	$[__]
Effective Advance Rate	[__]%	[__]%

		Market Value	Current Purchase Price		Market Value	New Purchase Price		Change in Purchase Price
loan_ID	as of date	curr_upb	curr_prin_balance	effective_date	curr_upb	curr_prin_balance	AR	PAY UP / (PAY DOWN)

TOTAL

Seller requests that the proceeds of the Purchase Price be deposited in Seller’s account at _______, ABA Number _______, account number ____, References:  _____, Attn:  _______.

Exhibit A-1

Seller hereby represents and warrants that each of the representations and warranties made by Seller in each of the Program Agreements to which it is a party is true and correct in all material respects, in each case, on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.  Attached hereto is a true and complete updated copy of the Asset Schedule.

Exhibit A-2

PENNYMAC LOAN SERVICES, LLC, as Seller

By:

Exhibit A-3

EXHIBIT B

SCHEDULE 1 TO OFFICER’S COMPLIANCE CERTIFICATE

CALCULATIONS OF FINANCIAL COVENANTS (SELLER)
As of the calendar month ended [DATE] or quarter ended [DATE]

I.

Adjusted Tangible Net Worth

1.

Net Worth (book)

$

Plus:

2.

Subordinated Debt (maturity > ASP line maturity)

$

I.(a)

Total of items 1-2

$

Less:

3.

Intangibles

$

4.

Goodwill

$

5.

Receivables from Affiliates

$

I.(b)

Total of items 3-5

I.(c)

Actual Adjusted Tangible Net Worth (a minus b)

$

Adjusted Tangible Net Worth

$1,250,000,000

Compliance?

Yes / No

II.

Leverage Ratio

Total Debt divided by Adjusted Tangible Net Worth

xx.x

[Please insert calculations]

Leverage Covenant

10.1

Compliance?

Yes / No

III.

Test Period Net Income - Actual

Net Income/Loss

$

Test Period Profitability

>= $1.00

Compliance?

Yes/No

Exhibit B-1

IV. Liquidity Total cash (other than Restricted Cash) $ Total unrestricted Cash Equivalents $ Total $ Liquidity Covenant $100,000,000 Compliance? Yes / No

Exhibit B-2